Exhibit 99.1

May 21, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Albany International Corp. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Albany International Corp. dated May 19, 2014. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

PricewaterhouseCoopers LLP, 677 Broadway, Albany, NY 12207
T: (518)462 2030, F: (518)427 4497, www.pwc.com/